Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this Current Report on Form 8-K (this “Form 8-K”) and, if not defined in this Form 8-K, the Original Report.

Introduction

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, and year ended March 31, 2022, gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022, and year ended March 31, 2022, give pro forma effect to the Business Combination as if it had occurred as of April 1, 2021. This information should be read together with Earth Science Tech, Inc. (“ETST”) audited financial statements for the year ended March 31, 2022 and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ETST for the year ended March 31, 2022 included incorporated by reference into this Form 8-K, and PEAK S CURATIVE, LLC’S (“PEAKS”) audited financial statements for the year ended September 30, 2022 and related notes and RXCOMPOUNDSTORE.COM, LLC (“RXCOMPOUND”) , included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, has been prepared using the following:

●	ETST’s audited historical balance sheet as of March 31, 2022, incorporated by reference into this Form 8-K.
●	PEAK’s audited historical balance sheet as of September 30, 2022, included in this Form 8-K.
●	RXCOMPOUND’s audited historical balance sheet as of September 30, 2022, included in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022, and year ended March 31, 2022, has been prepared using the following:

●	ETST’s audited historical consolidated statement of operations for the year ended March 31, 2022, incorporated by reference into this Form 8-K.; and
●	PEAK’s audited historical statement of operations for the year ended September 30, 2022 (1st year of operations), included in this Form 8-K.
●	RXCOMPOUND’s audited historical statement of operations for the year ended September 30, 2022, and March 31, 2022, included in this Form 8-K.

Description of the Transactions

On November 8, 2022, Earth Science Tech, Inc. (“the Company”) acquired Peaks Curative, LLC. (“LLC”) a Florida limited liability company (“PEAKS”), and RxCompoundStore.com, LLC. (“RXCOMPOUND”). for 53,700,000 restricted shares of the Company’s common stock, and the assumption of certain indebtedness of PEAKS and RXCOMPOUND. PEAKS had one managing member, Mario G. Tabraue, who created the LLC and established the company’s brand and website, who was appointed to the Company as its President and a board of directors’ member on November 3, 2021, as part of a definitive agreement to be acquired by the Company. Pursuant to the definitive agreement the Company set terms for the transaction that was subsequently settled on November 8, 2022, for 53,700,000 of the Company’s restricted common stock along with the PEAKS sister company, RxCompoundStore.com, LLC. (“RXCOMPOUND”). The shares issued consummated a merger, presently having the Company’s owned 100% by ETST

Accounting for the Merger

The Merger will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, PEAKS AND RXCOMPOUND, who are the legal acquirers, will be treated as the “acquired” companies for financial reporting purposes and ETST will be treated as the accounting acquirer. This determination was primarily based on PEAKS and RXCOMPOUND having a majority of the voting power of the post-combination company, PEAKS and RXCOMPOUND’s senior management comprising substantially all of the senior management of the post-combination company, the relative size of PEAKS and RXCOMPOUND combined compared to ETST, and PEAKS and RXCOMPOUND operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of a capital transaction in which ETST is issuing stock for the net assets of PEAKS and RXCOMPOUND. The net assets of PEAKS and RXCOMPOUND will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of ETST.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. ETST, PEAKS and RXCOMPOUND did not have any historical relationship prior to the Purchase Agreement dated November 3, 2021 later amended and consummated on November 8, 2022.

EARTH SCIENCES TECH , INC. & SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEETS (Unaudited)

	SEPTEMBER 30,2022						MARCH 31. 2022
					Merger	Pro Forma					Merger	Pro Forma
	EARTH SCIENCES TECH INC.	PEAKS CURATIVE LLC	RX COMPOUNDSTORE.COM LLC		Adjustments	Combined	EARTH SCIENCES TECH INC.	PEAKS CURATIVE LLC	RX COMPOUNDSTORE.COM LLC		Adjustments	Combined
	(Public Co.)	(Private Co.)	(Private Co.)				(Public Co.)	(Private Co.)	(Private Co.)
	Accounting	Accounting	Accounting				Accounting	Accounting	Accounting
	Acquiror	Acquiree	Acquiree				Acquiror	Acquiree	Acquiree
ASSETS

CURRENT ASSETS:
Cash	$1,205	$545	5,663			7,413	$26,942	$545	4,829			32,316
Inventory	-		10,259			10,259	-		10259			10,259
Other current assets	-		224,873			224,873	-		116405			116,405
TOTAL CURRENT ASSETS	1,205	545	240,795			242,545	26,942	545	131493			158,980

OTHER ASSETS
Due from RxCompound	303,057	-0	-0	bb	(303,057)	303,057	25,000	-	-	bb	(25,000)	25,000
Prepaid acquisition costs	51,500	-0	-0			51,500	25,000	-	-			25,000
TOTAL OTHER ASSETS	354,557	-0	-0			354,557	50,000	-0	-0			50,000

PROPERTY AND EQUIPMENT, net	-	-	-			-	-	-	-			-

INTANGIBLE ASSET, NET	-0	17,806				87,806	-0	19,209				19,209

Total assets	$355,762	$18,351	240,795		(303,057)	$614,908	$76,942	$19,754	131493		(25,000)	228,189

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$357,397	-	25532			382929	$611,784	-	17,806			629,590
Current portion of Notes payable	820,000	-	-0			820,000	406,838	-	-			406,838
Government Loans	111,752	-	-0			111,752	138,550	-	-			138,550
Loan payable	50,000	-	-0		-0	50,000	50,000	-	-			50,000
Notes Payable - Related Parties	88,505	-	-0			88,505	87,402	-	-			87,402
Due to ETST	-	-	286,000	bb	(192,694)	286,000	-	-	30,000	bb	(23,105)	30,000
Due to RX	110,363	-		bb	(110,363)	110363	1,895	-		bb	(1,895)	1,895
Other current liabilities	845,318	-	-0			845,318	585,886	-0	-			585,886
TOTAL CURRENT LIABILITIES	2,383,335	-0	311,532			2,694,867	1,882,355	-0	47,806			193,0161

NON-CURRENT LIABILITIES
Notes payable	-	-	108,700			108,700	-	-	108,700			108,700
TOTAL NON-CURRENT LIABILITIES	-	-	108,700			108,700	-0	-0	108,700			108,700

TOTAL LIABILITIES	2,383,335	-0	420,232			2,803,567	1,882,355	-	156,506			2,038,861

STOCKHOLDERS’/MEMBERS’ EQUITY (DEFICIT):
Preferred stock	1,000	-0	-0			1,000	-		-			-
Common stock	59,053	-0	-0	aa	53,700	59053	53,853		-	aa	53,700	53,853
Common Units		30,217		aa	(44,252)	(30,217)		21,867		aa	(36,401)	21,867
Opening balance equity			73,190			73,190			73,190			73,190
Shareholders distribution			(6,180)			(6,180)			(5,680)			(5,680)
Additional paid-in capital	28,264,452	0	-0	aa	(241,378)	28,264,452	28,264,452	-0		aa	(41,499)	28,264,452
Accumulated earnings (deficit)	(30,352,078)	(11,866)	(24644)	aa	231,930	(30,610,391)	(30,123,718)	(2,113)	(92,523)	aa	74,201	(30,219,354)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(2,027,573)	18,351	(179,437)			(2,188,659)	(1,805,413)	19,754	(25,013)			(1,810,672)

Total liabilities and Equity	$355,762	$18,351	$240795		(303,057)	614,908	$76,942	$19,754	131,493		25,000	228,189

See accompanying notes to the Unaudited Pro Forma Comdensed Combined Financial Information

EARTH SCIENCES TECH, INC. & SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	SIX MONTHS ENDED SEPTEMBER 30,2022						YEAR ENDED MARCH 31, 2022

	EARTH SCIENCES TECH INC.	PEAKS CURATIVE LLC	RX COMPOUNDSTORE.COM				EARTH SCIENCES TECH INC.	PEAKS CURATIVE LLC	RX COMPOUNDSTORE.COM
	(Public Co.)	(Private Co.)	(Private Co.)				(Public Co.)	(Private Co.)	(Private Co.)
	Accounting	Accounting	Accounting		Merger	Pro Forma	Accounting	Accounting	Accounting		Merger	Pro Forma
	Acquiror	Acquiree	Acquiree		Adjustments	Combined	Acquiror	Acquiree	Acquiree		Adjustments	Combined

REVENUES

Net Sales	-	$1,134	101,378			102,512	$14,123	-	255,176			269,299
TOTAL REVENUES

COST OF REVENUES	-	398	50,128			50,526	22,639	-	38,720			61,359

GROSS PROFIT	-	736	51,250			51,986	(8,516)	-	216,456			207,940

OPERATING EXPENSES
Sales and Marketing		544	444-			988	3,655	381	-			4,036
General and administrative	246,160	12,058	204,728			462,946	207,035	1,173	296,582			504,790
Litigation expense	522,925	-	-			522,925	7,500	-	-			7,500
Total expenses	769,085	12,602	205,172			986,859	218,190	1,554	(80,126)			516,326

INCOME (LOSS) FROM OPERATIONS	(769,085)	(11,866)	(153,922)			(934,873)	(226,706)	(1,554)	(80,126)			(308,386)

OTHER INCOME (EXPENSE)
Interest expense	(17,300)	-	(1)			(17,301)	(50,043)	-				(50,043)
Other income (expense)	558,025	-				585,025	3,450,009	-				3,450,009

TOTAL OTHER INCOME (EXPENSE)	540,725	-	(1)			540,724	3,399,966	-				3,399,966

NET INCOME (LOSS)	$(228,360)	$(11,866)	(153,923)			(394,149)	$3,173,260	$(1,554)	(80,126)			3,091,580

Common stock/units outstanding	59,051,966	1,000	-	aa	(1,000)	59,051,966	53,851,966	1,000	-	aa	(1,000)	53,851,966
Common stock issued in merger	-			aa	53,700,000	53,700,000	-			aa	53,700,000	53,700,000
Total common stock /units outstanding	59,051,966	1,000	-			112,751,966	53,851,966	1,000	-			107,551,966
NET LOSS PER SHARE	$(0.0039)					$(0.0038)	0.0589					$0.0287

See accompanying notes to the Unaudited Pro Forma Comdensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

aa	Reflects the recapitalization of PEAKS and RXCOMPOUND through (i) the exchange of 100% of the common units of PEAKS and RXCOMPOUND for 53,700,000 shares of common stock of ETST public stock on a 1:1 exchange basis, (ii) the elimination of the historical retained earnings of PEAKS and RXCOMPOUND.

bb	Reflects the settlement of the outstanding loans receivable/loans payable between ETST, PEAKS and RXCOMPOUND upon the closing of the Merger.